SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              _________________

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       DATE OF REPORT:  OCTOBER 9, 1996


                      __________CASMYN CORP.__________
              (Exact name of registrant as specified in Charter)


   _______________________________COLORADO________________________________
                (State or other jurisdiction of incorporation)

   ________________________________0-14136________________________________
                           (Commission File Number)

   _______________________________84-0987840______________________________
                      (IRS Employer Identification No.)

                         1335 GREG STREET, UNIT #104
                             SPARKS, NEVADA 89431
                                (702)331-5524

        (Address and Telephone Number of Principal Executive Offices)

  __________________________________________________________________________
        (Former name or former address, if changes since last report)






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ITEM 5.     OTHER EVENTS

     On August 30, 1996, Casmyn Corp. (the "Company"), at the direction of the holders, converted 2,707,000 preferred shares of the Company into 2,707,000 common shares of the Company pursuant to the terms of the preferred stock agreement.

                                   EXHIBITS


     Exhibit No.                    Description               Page No.


     None
                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     Dated this 9th day of October, 1996.



                              Casmyn Corp.
                  a Colorado corporation




/s/  Dennis E. Welling

By___________________________________  Dennis E. Welling
     Controller